UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 28, 2007

FCB BANCORP

Incorporated Under the Laws of the State of California

333-126401	20-3074387
Commission File Number	I.R.S. Employer Identification Number

1100 Paseo Camarillo

Camarillo, California 93010

(805) 484-0534

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 2.02 Results of Operations and Financial Condition.*

On February 28, 2007 FCB Bancorp (the “Company”) issued a press release announcing its financial results of operations and financial condition for the fiscal year ended December 31, 2006. A copy of the press release, including unaudited financial information released as a part thereof, is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01 Other Events.*

The attached press release is also filed pursuant to Rule 425 under the Securities Act of 1933.

Item 9.01 Financial Statements and Exhibits.*

(d)	Exhibits:

Exhibit No.	Description
99.1	Press release dated February 28, 2007.

*	The information furnished under Item 2.02, Item 8.01 and Item 9.01 of this Current Report on Form 8-K, including the exhibit, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section, nor shall it be deemed incorporated by reference in any registration statement or other filings of FCB Bancorp under the Securities Act of 1933, as amended, except as shall be set forth by specific reference in such filings.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FCB BANCORP

Date: March 1, 2007
	By:	/s/ Romolo Santarosa
Romolo Santarosa
Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Description of Exhibits
99.1	Press release dated February 28, 2007.